April 3, 2018
TOUCHSTONE STRATEGIC TRUST
Touchstone International Value Fund
Supplement to the Prospectus and Summary Prospectus Dated July 30, 2017

Change in Portfolio Management Team
On April 1, 2018, T.J. Carter and Charles F. Radtke replaced David A. Hodges as members of the portfolio management team of the Touchstone International Value Fund (the “Fund”), which is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”). The replacement was part of a managed transition resulting from the planned retirement of Mr. Hodges. In addition to Messrs. Carter and Radtke, the Fund continues to be managed by Randolph S. Wrighton Jr.

In the section of the summary prospectus titled “The Fund’s Management”, the “Sub-Advisor” subsection is replaced with the following:

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Barrow, Hanley, Mewhinney & Strauss, LLC	T.J. Carter	Since April 2018	Portfolio Manager
	Charles F. Radtke	Since April 2018	Portfolio Manager
	Randolph S. Wrighton, Jr., CFA	Since September 2012	Managing Director and Assistant Portfolio Manager

In the section of the prospectus titled “The Funds’ Management,” information regarding the "International Value Fund" in the subsection "Sub–Advisors and Portfolio Managers" is replaced with the following:

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is a SEC-registered advisor located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. As sub-advisor to the International Value Fund, Barrow Hanley makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Barrow Hanley has provided value oriented investment strategies to institutional investors and mutual funds since 1979. As of March 31, 2017, Barrow Hanley managed approximately $91.2 billion in assets.

T.J. Carter, joined Barrow Hanley in 2014. His prior experience includes analyst positions at Kingstown Capital Management, Outpoint Capital Management and Highland Capital Management. Mr. Carter began his career at Deloitte & Touche, LLP. He received a BSBA from the University of Arkansas and an MBA from Columbia Business School.

Charles F. Radtke, joined Barrow Hanley in 2017 from Mercator Asset Management, where he served as a portfolio manager for non-U.S. equities for institutional clients. Prior to Mercator, Mr. Radtke served as a portfolio manager and analyst for Invesco Global Asset Management. Mr. Radtke graduated from Marquette University with a BS in both Mathematics and Economics and earned an MBA with an emphasis on Applied Security Analysis from the University of Wisconsin-Madison.

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Randolph S. Wrighton, Jr., CFA, joined Barrow Hanley in 2005 as an equity analyst. Mr. Wrighton earned a BA in Economics from Vanderbilt University and an MBA from the University of Texas.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FSIEX-S8-1803